                                                                    Exhibit 3.1

                            FILE NUMBER 5743-800-2

                              STATE OF ILLINOIS

                                  OFFICE OF

                            THE SECRETARY OF STATE


          WHEREAS, ARTICLES OF INCORPORATION OF LIQUOR BY WIRE, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


NOW THEREFORE, I, GEORGE H. RYAN, SECRETARY OF STATE OF THE STATE OF ILLINOIS, BY VIRTUE OF THE POWERS VESTED IN ME BY LAW, DO HEREBY ISSUE THIS CERTIFICATE AND ATTACH HERETO A COPY OF THE APPLICATION OF THE AFORESAID CORPORATION.

          IN TESTIMONY WHEREOF, I HERETO SET MY HAND AND CAUSE TO BE AFFIXED THE GREAT SEAL OF THE STATE OF ILLINOIS, AT THE CITY OF SPRINGFIELD, THIS 16TH DAY OF AUGUST A.D. 1993 AND OF THE INDEPENDENCE OF THE UNITED STATES THE TWO HUNDRED AND 18TH.

                                                     /s/ GEORGE H. RYAN
                                              --------------------------------
                                                      SECRETARY OF STATE

[SEAL]


Form BCA-2.10                ARTICLES OF INCORPORATION
---------------------------------------------------------------------------------------------------------------------------
    (Rev. Jan. 1991)
                                                                                              SUBMIT IN DUPLICATE!
George H. Ryan                                                                       ----------------------------------
Secretary of State                                 FILED                                      This space for use by
Department of Business Services                 AUG 16, 1993            PAID                  Secretary of State
Springfield, IL 62756                          GEORGE H. RYAN        AUG 16 1993     Date   8-16-93
Telephone (217) 782-6961                      SECRETARY OF STATE                     Franchise Tax   $ 25.00
-------------------------------------                                                Filing Fee      $ 75.00
Payment must be made by certified                                                                   -------
check, cashier's check, Illinois                                                     Approved:  R    $100.00
attorney's check, Illinois C.P.A.'s
check or money order, payable to
"Secretary of State."
---------------------------------------------------------------------------------------------------------------------------

1.     CORPORATE NAME:            LIQUOR BY WIRE, INC.
                       --------------------------------------------------------

       ------------------------------------------------------------------------

       (The corporate name must contain the word "corporation", "company," "incorporated", "limited" or an abbreviation thereof.)

-------------------------------------------------------------------------------

2.     Initial Registered Agent:  Norman         E.           Lapping
                                  ---------------------------------------------
                                  FIRST NAME    MIDDLE INITIAL    LAST NAME

       Initial Registered Office: 414 North Orleans Street          307
                                  ---------------------------------------------
                                  NUMBER           STREET          SUITE #

                                  Chicago           60610            Cook
                                  ---------------------------------------------
                                  CITY             ZIP CODE         COUNTY
-------------------------------------------------------------------------------

3.     Purpose or purposes for which the corporation is organized:
       (If not sufficient space to cover this point, add one or more sheets of this size.)

       The transaction of any and all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act.

------------------------------------------------------------------------------

4.     Paragraph 1: Authorized Shares, Issued Shares and Consideration
       Received:


                Par Value       Number of Shares         Number of Shares         Consideration to be
Class           per Share          Authorized         Proposed to be Issued       Received Therefore
------------------------------------------------------------------------------------------------------
Common       $    N/A                 1,000                   100                       $1,000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                                  Total $1,000

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: NONE (if not sufficient space to cover this point, add one or more sheets of this size.)

5743-800-2

                                (over)

5.     OPTIONAL:  (a)  Number of directors constituting the initial board of directors of the corporation: _____________________

                  (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                       Name                          Residential Address
                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.     OPTIONAL:  (a)  It is estimated that the value of all property to be owned by the corporation for the following year
                       wherever located will be:                                     $________________________

                  (b)  It is estimated that the value of the property to be
                       located within the State of Illinois during the
                       following year will be:                                        $________________________

                  (c)  It is estimated that the gross amount of business that will be transacted by the corporation during the
                       following year will be:                                        $________________________

                  (d)  It is estimated that the gross amount of business that will be transacted from places of business in the State
                       of Illinois during the following year will be:
                                                                                      $________________________

---------------------------------------------------------------------------------------------------------------

7.     OPTIONAL:  OTHER PROVISIONS
                  Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

------------------------------------------------------------------------------

8.                         NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

       The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.


Dated           August 12             1993.
     --------------------------------,  ---

             SIGNATURE AND NAME                                     ADDRESS

  1.   /s/ Norman E. Lapping                     1.    414 North Orleans St.,   Ste. 307
     ---------------------------------------        -----------------------------------------
         SIGNATURE                                     STREET

         Norman E. Lapping                             Chicago,       IL       60610
     ---------------------------------------        -----------------------------------------
         (TYPE OR PRINT NAME)                          CITY/TOWN        STATE       ZIP CODE


  2.                                             2.
     ---------------------------------------        -----------------------------------------
         SIGNATURE                                     STREET

     ---------------------------------------        -----------------------------------------
         (TYPE OR PRINT NAME)                          CITY/TOWN        STATE       ZIP CODE


  3.                                             3.
     ---------------------------------------        -----------------------------------------
         SIGNATURE                                     STREET

     ---------------------------------------        -----------------------------------------
         (TYPE OR PRINT NAME)                          CITY/TOWN        STATE       ZIP CODE

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice President and verified by him, and attested by its Secretary or Assistant Secretary.

-------------------------------------------------------------------------------
                                  FEE SCHEDULE

   - The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25 and a maximum of $1,000,000.

   -  the filing fee is $75.

   -  The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100.
      (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

   - the Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

      Illinois Secretary of State             Springfield, IL  62756
      Department of Business Services         Telephone (217) 782-6961

File #   D5943-800-2
----------------------------------------
   Form  BCA-5.10
         NFP-105.10
         (Rev. Jan. 1995)
----------------------------------------
   George H. Ryan
   Secretary of State
   Department of Business Services
   Springfield, IL 62756
   Telephone (217) 782-3647

------------------------------------------------------------------------------------------------------------
                                                                                         SUBMIT IN DUPLICATE
            STATEMENT OF                            FILED
               CHANGE                                                                  THIS SPACE FOR USE BY
        OF REGISTERED AGENT                      SEP 22 1995                            SECRETARY OF STATE
         AND/OR REGISTERED                      GEORGE H. RYAN                   Date       9[ILLEGIBLE]
               OFFICE                         SECRETARY OF STATE                 Filing Fee             $5
                                                                                 Approved: [ILLEGIBLE]
                                                                                 ------------------------------------
                                                                                 REMIT PAYMENT IN CHECK OR MONEY ORDER,
                                                                                 PAYABLE TO "SECRETARY OF STATE."
----------------------------------------------------------------------------------------------------------------------


1.   CORPORATE NAME:               LIQUOR BY WIRE, INC.
                     ---------------------------------------------------------

2.   STATE OR COUNTRY OF INCORPORATION            IL
                                      ----------------------------------------
------------------------------------------------------------------------------
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):

           Registered Agent       GAIL         P.              ZELITZKY
                            --------------------------------------------------
                            FIRST NAME        MIDDLE NAME       LAST NAME

           Registered Office      111 W. JACKSON BLVD.,  #1100
                            ---------------------------------------------------
                            NUMBER             STREET           SUITE NO.

                            CHICAGO,          IL          60604        COOK
                            ---------------------------------------------------
                            CITY             STATE       ZIP CODE     COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

           Registered Agent       GAIL         P.              ZELITZKY
                            ---------------------------------------------------
                            FIRST NAME        MIDDLE NAME      LAST NAME

           Registered Office        2835 N. SHEFFIELD AVENUE,      #409
                            ---------------------------------------------------
                            NUMBER            STREET           SUITE NO.

                            CHICAGO          IL          60657         COOK
                            ---------------------------------------------------
                            CITY             STATE       ZIP CODE     COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by:  ("X" ONE BOX ONLY)
     a.  / /  By resolution duly adopted by the board of directors.  (NOTE 5)

     b.  /X/  By action of the registered agent.                     (NOTE 6)


NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.   (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated ____________________________________ 19___                _______________________________
                                                                (EXACT NAME OF CORPORATION)

attested by _______________________________________________  by _______________________________
            (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)     (SIGNATURE OF VICE PRESIDENT)

            _______________________________________________     _______________________________
                   (TYPE OR PRINT NAME AND TITLE)               (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE NOTE 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated       August 17,     1995    /s/ G.P. Zelitzky
      ___________________    __   _________________________________________
                                  (Signature of Registered Agent of Record)


                                   NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of REGISTERED AGENT must be by resolution adopted by the board of directors. This statement must then be signed by the president (OR VICE-PRESIDENT) and by the secretary (OR AN ASSISTANT SECRETARY).

6. The registered agent may report a change of the REGISTERED OFFICE of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.